Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

(Fixed Income Artwork)

Annual Report
2002

FIXED INCOME


DELAWARE
Tax-Free Idaho Fund

DELAWARE
Tax-Free Missouri Insured Fund

DELAWARE
Tax-Free Oregon Insured Fund



[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                                        1

Portfolio Management Review                                   3

New at Delaware                                               6

Performance Summary

  Delaware Tax-Free Idaho Fund                                7

  Delaware Tax-Free Missouri Insured Fund                     8

  Delaware Tax-Free Oregon Insured Fund                       9

Financial Statements:

  Statements of Net Assets                                   10

  Statements of Operations                                   18

  Statements of Changes in Net Assets                        19

  Financial Highlights                                       20

  Notes to Financial Statements                              29

  Report of Independent Auditors                             33

Board of Trustees/Officers                                   34



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

  o Astute security selection is essential when seeking a performance advantage.

  o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

  o U.S. growth equity
  o U.S. value equity
  o U.S. fixed income
  o International and global
  o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

  o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

  o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                        September 10, 2002
  to Shareholders

Recap of Events
As we prepare to move from summer fancies to autumn contemplations, we are at first taken by the resilient nature of the U.S. economy. Despite a year just passed that featured September 11 and a series of acts of executive malfeasance in corporate America, the economy has continued to show signs of recovery from a recession that recent government data suggests was worse than earlier depicted. As a snapshot of the entire economy, the U.S. gross domestic product (GDP) has been able to post three consecutive quarters of growth. Yes, the gains have been modest, but the damage brought about by the stock market's bursted bubble and the collapse in corporate capital spending was significant, and thus we believe some time may be needed for the economy to fully establish a base from which it may then experience more significant expansion.

With the prospect for a growing economy ahead of us, we would like to take a moment to review areas of financial strength over the 12-month period just passed. Though real estate saw renewed interest among some investors, undoubtedly the biggest story here was the bond market. Interest rates help to drive the bond market, and since 2001 interest rates have moved substantially lower. Short-term rates declined on the heels of Federal Reserve Board Chairman Alan Greenspan's move to add liquidity to the weakened economy by lowering the fed funds rate a total of 11 times to its current level of 1.75%. Long-term rates, which are typically greater due to added future uncertainties, also moved lower, though to a lesser degree. The net result was that many bonds appreciated in value while continuing to pay income.

                    " TO MEET THE RISING DEMAND, THE ISSUANCE
                        OF NEW BONDS HAS BEEN DRAMATIC."

Not surprising, we witnessed a wave of capital flows into bond funds this past year. Driven by a variety of factors -- including diminished return expectations, unattractive money market yields, and simple risk aversion, investors reallocated $73.9 billion into bond funds during the first half of 2002 (Source: AMG Data Services).

To meet the rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001 (Source: Salomon Smith Barney). It also has served to keep municipal bond yields meaningfully high in relation to U.S. Treasury bonds.

Total Return
For the period ended August 31, 2002                                   One Year

Delaware Tax-Free Idaho Fund -- Class A Shares                          +5.36%
Lipper Other States Municipal Debt Funds Average (66 funds)             +4.95%
Delaware Tax-Free Missouri Insured Fund -- Class A Shares               +5.38%
Lipper Missouri Municipal Debt Funds Average (21 funds)                 +5.05%
Delaware Tax-Free Oregon Insured Fund -- Class A Shares                 +5.41%
Lipper Oregon Municipal Debt Funds Average (19 funds)                   +5.09%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +6.24%
Lehman Brothers Insured Municipal Bond Index                            +6.43%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 7 through 9. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
We believe that the U.S. economy will register continued growth for the remainder of 2002. In the near future, the Federal Reserve is likely to keep the fed funds target rate low, or perhaps even reduce it, if faced with an additional wave of ominous economic data. A continuation of low rates could bode well for the Funds over the short run, as it could help to stabilize bond prices, which tend to move inversely to changing interest rates.

Through it all, we must be patient for economic renewal. From the tragic events of last fall to the uncertainties we face today, it appears to us that the business community has become more risk-averse. Such a stance may well prove prescient. At this very time, President Bush is weighing whether to commit the U.S. to a pre-emptive strike against Iraq, and we believe a reescalation of Middle East tensions can well impede economic growth if petroleum prices move substantially higher. As we continue to monitor current events, we can take solace that the consumer continues to offer buoyancy to the economy. The wait is also made more tolerable by the productivity gains being registered in the business community, gains that we believe could contribute to a further increase in earnings. With rising earnings, we then believe companies will have the confirmation that indeed better days are ahead, an environment that might well produce increases in hiring, as well as growing budgets for capital expenditure.

From the past fiscal year, we can take away the knowledge that no investment is without risk and that no one individual has license to consistently predict which investment may outperform another. So it is that we reiterate the call to maintain diversification throughout your investment portfolios. Given their income production and ability to moderate overall portfolio price volatility, we believe our municipal bond funds continue to have a meaningful place in a balanced portfolio structure.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                     September 10, 2002
  Management Review

Fund Managers

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

The Funds' Results
The past 12 months were a trying period for the economy and the financial markets. The U.S. economy, after years of strong growth, fell into recession during 2001. Although economic weakness began prior to the start of our fiscal year, some of the economic sluggishness was attributable to the after effects of September 11, 2001.

Through the recession and during the recovery to follow, strong consumer spending kept the economy aloft, even as business investment continued to lag. Thanks to the Federal Reserve's 11 interest-rate cuts in 2001, consumers quickly took advantage of opportunities to buy automobiles and refinance mortgages at low rates. As the fiscal year came to a close on August 31, a somewhat tepid economic rebound seemed to be in place, with the Federal Reserve keeping short-term interest rates low and monitoring the economy for signs of any further weakness.

Despite the economy's overall progress, stock markets moved steadily downward during the fiscal year. Poor performance in the equity markets stood in contrast to relatively strong results in the municipal bond market. This was especially true for bonds with shorter maturities and strong credit quality, which investors often preferred for their greater stability. The declining interest-rate environment led to sharply falling yields and rising prices for short-term bonds (a bond's yield moves in the opposite direction of its price), while long-term bonds, by comparison, continued to offer higher yields in general.

Besides spurring consumer spending, low interest rates also helped generate a healthy supply of new municipal securities as 2002 progressed. The main source of this new supply was refunding activity, as lower borrowing costs enticed issuers to refinance outstanding debt. In addition, many issuers were eager to initiate new projects while rates were low. For the first eight months of 2002, national municipal bond issuance was on a record pace of almost $220 billion, a 21 percent increase over the same period one year earlier (Source: Salomon Smith Barney).

New bond issuance in Missouri, Idaho, and Oregon trailed the national increase, however, with year-to-date supply declining by 38, 13, and 8 percent, respectively, compared with the first eight months of 2001. During this time period, Missouri ranked 24th nationwide in new issuance, while Oregon ranked 28th and Idaho ranked 47th (Source: Moody's Investors Service). All three states were influenced by the national economic slowdown, and declining tax revenues put the states' budgets under substantial pressure.

Delaware Tax-Free Idaho Fund
Delaware Tax-Free Idaho Fund returned +5.36% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended August 31, 2002. This performance outpaced that of its peer group, the Lipper Other States Municipal Debt Funds Average, which returned +4.95% during the same period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned to 6.24% for the period. The Fund's dividend payments during the last 12 months were exempt from Idaho state and federal taxes.+

Our management strategy was simply to seek out and invest in the best opportunities available in Idaho. Because of the limited supply of new Idaho bonds, this continued to be a challenge during the reporting period. For this reason, a portion of the Fund's assets continued to be invested in

--------------------------------------------------------------------------------
DELAWARE TAX-FREE IDAHO FUND
PORTFOLIO CHARACTERISTICS

August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                          4.02%
--------------------------------------------------------------------------------
Average Duration**                                                 6.57 years
--------------------------------------------------------------------------------
Average Maturity***                                                9.11 years
--------------------------------------------------------------------------------
Average Credit Quality                                             A
--------------------------------------------------------------------------------
 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.43%.

   Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

   Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

+ A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

municipal bonds issued by U.S. territories such as Guam and Puerto Rico; such securities, because they are fully tax exempt in all 50 states, are in high demand and are extremely liquid. Tracking a decline in interest rates, the Fund's duration fell from 7.37 to 6.57 years during the period. When the 12 months began, we were carefully monitoring the Fund's interest rate sensitivity, given the uncertainty present in the economy. In response, we allowed the Fund's duration to drift downward along with market conditions.

Also, to help insulate the Fund from potential credit problems, we sought to upgrade the Fund's overall quality during the year. The average credit rating of Fund holdings increased to A from BBB at the start of the period. During the year, the Fund's weighting in A-rated municipal bonds increased from approximately 3.0% to 14.8%. The Fund's allocation to non-rated securities ended the fiscal year at 17.4% and its position in AAA-rated securities at 36.2%.

Delaware Tax-Free Missouri Insured Fund
For the 12 months ended August 31, 2002, Delaware Tax-Free Missouri Insured Fund had a total return of +5.38% (Class A shares at net asset value with distributions reinvested). This result surpassed the Fund's peer group, the Lipper Missouri Municipal Debt Funds Average, which returned +5.05% during the same time frame. The Lehman Brothers Insured Municipal Bond Index returned to 6.43% for the period. The Fund's dividend payments during the past 12 months were exempt from Missouri state and federal taxes.+ These favorable results stemmed from being heavily invested in insured municipal bonds as well as shorter-maturity securities, both of which were excellent performers during the 12-month period.

As of the end of the reporting period, the Fund's average credit rating stood at AAA, the highest possible. Approximately nine percent of the Fund's assets were invested in non-insured, investment-grade municipal securities. Our overall management strategy was to invest in attractive insured Missouri bonds as they became available. Because the supply of Missouri securities often has difficulty keeping pace with demand, this was sometimes more challenging than we would have liked.

--------------------------------------------------------------------------------
DELAWARE TAX-FREE MISSOURI INSURED FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                          3.72%
--------------------------------------------------------------------------------
Average Duration**                                                 5.18 years
--------------------------------------------------------------------------------
Average Maturity***                                                6.39 years
--------------------------------------------------------------------------------
Average Credit Quality                                             AAA
--------------------------------------------------------------------------------
 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.12%.

   Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

   Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

Throughout the 12-month period, our approach was to attempt to strike a balance between yield potential and interest rate risk. Accordingly, we looked to extend the Fund's average maturity and keep duration-which measures interest rate sensitivity-from falling too low. Over the coming months, we expect to continue with this approach, which will become easier if interest rates increase modestly, as we anticipate.

Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Oregon Insured Fund returned +5.41% (Class A shares at net asset value with distributions reinvested) during the 12 months ended August 31, 2002. By comparison, the Fund's peer group, the Lipper Oregon Municipal Debt Funds Average, returned just +5.09% during the same period of time. The Lehman Brothers Insured Municipal Bond Index returned to 6.43% for the period. The Fund's dividend payments during the past 12 months were exempt from Oregon state and federal taxes.+ The Fund's strong performance relative to its peers was due in part to being invested predominantly in insured municipal bonds, which performed well in a volatile investment environment.

We invested the vast majority of the Fund's assets in insured municipal bonds, whose coupon payments are backed by a third party such as a bank or insurance company. Consistent

+ A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
DELAWARE TAX-FREE OREGON INSURED FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                          3.57%
--------------------------------------------------------------------------------
Average Duration**                                                 5.70 years
--------------------------------------------------------------------------------
Average Maturity***                                                6.72 years
--------------------------------------------------------------------------------
Average Credit Quality                                             AAA
--------------------------------------------------------------------------------
 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 2.96%.

   Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

   Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

with the Fund's investment policy, we also owned a modest amount of non-insured, investment-grade municipal bonds. We were generally comfortable with the Fund's overall risk-return profile, and our strategy was simply to look to add appropriate Oregon bonds whenever they become available.

During the period, the Fund's duration declined from 6.78 years at the beginning of the reporting period to 5.70 years at period's end. This decline, the natural consequence of market movements, reflected the portfolio's decreasing sensitivity to changes in interest rates.

Outlook
We anticipate a continued attractive environment for municipal securities going forward. One reason for our optimism is that municipal bonds tend to attract few foreign investors, who have begun retrenching from U.S. fixed-income markets.

We also note that municipal bonds have become attractively valued relative to equivalent Treasury securities. For example, on August 31, 2001, the yield of a AAA-rated 10-year general obligation municipal bond was 83.4 percent of an equivalent Treasury security, and on August 31, 2002 it had risen to 88.3 percent (Source: Bloomberg). As municipal yields approach Treasury yields, the more potential value they offer shareholders.

We generally expect longer-maturity securities to begin closing the performance gap with shorter-maturity securities. Because we believe that longer-maturity bonds may be somewhat undervalued, we may decide to expand our holdings in this area across the Funds.

Looking ahead, we believe that the economy may continue to rebound -- a situation that would likely cause the Federal Reserve Board to raise interest rates. If and when rates do rise, we plan to reinvest the Fund's assets in municipal bonds offering higher prevailing yields. We believe that municipal bonds will continue to be attractive to investors, given the turbulent stock market of last fall and this past July. We think that a balanced allocation that includes municipal bonds is likely to prove its worth in the long run.

30-year Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2002

                               [Graphic Omitted]

10%-----------------------------------------------------------------------------

       AAA Tax-equivalent Yield                   AA Tax-equivalent Yield
5%-----------------------------------      -------------------------------------
5.58%   6.55%   6.83%   7.36%   7.80%      5.88%   6.90%   7.19%   7.75%   8.21%

0%-----------------------------------      -------------------------------------
 15%    27.5%   30.5%   35.5%   39.1%       15%    27.5%   30.5%   35.5%   39.1%

                               Income Tax Bracket

As of August 31, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 4.75% and the yield on 30-year AA-rated municipal bonds nationally was 5.00% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life.                             [Graphic Omitted edelivery logo]
   MANAGE YOUR INVESTMENTS
                    ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.

You also get:

  o Hassle-Free Investing -- Make online purchases and redemptions at any time.

  o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

  o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  Tax-Free Idaho Fund


Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Idaho state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$69.75 million
--------------------------------------------------------------------------------
Number of Holdings:
70
--------------------------------------------------------------------------------
Fund Start Date:
January 4, 1995
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and a MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and a MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   VIDAX
Class B   DVTIX
Class C   DVICX

Fund Performance
Average Annual Total Returns
Through August 31, 2002              Lifetime        Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
Excluding Sales Charge                +6.97%           +5.30%           +5.36%
Including Sales Charge                +6.43%           +4.50%           +1.40%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
Excluding Sales Charge                +5.55%           +4.52%           +4.58%
Including Sales Charge                +5.55%           +4.18%           +0.58%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
Excluding Sales Charge                +6.08%           +4.54%           +4.57%
Including Sales Charge                +6.08%           +4.54%           +3.57%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
January 4, 1995 (Fund's inception) through August 31, 2002

Delaware Tax-Free Idaho Fund Growth of $10,000 investment chart
---------------------------------------------------------------

                      Delaware Tax-Free
                         Idaho Fund              Lehman Brothers
                       Class A Shares          Municipal Bond Index
     Jan-95                $9,885                    $10,000
     Aug-95               $10,676                    $10,897
     Aug-96               $11,314                    $11,468
     Aug-97               $12,436                    $12,528
     Aug-98               $13,560                    $13,612
     Aug-99               $13,425                    $13,686
     Aug-00               $13,860                    $14,607
     Aug-01               $15,281                    $16,099
     Aug-02               $16,100                    $17,104

Chart assumes $10,000 invested on January 4, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, January 31, 1995. After January 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  Tax-Free Missouri Insured Fund


Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Missouri state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$53.11 million
--------------------------------------------------------------------------------
Number of Holdings:
47
--------------------------------------------------------------------------------
Fund Start Date:
November 2, 1992
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P.Coyne
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class A   VMOIX
Class B   DVTBX
Class C   DVTCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002              Lifetime        Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
Excluding Sales Charge                +6.02%           +5.35%           +5.38%
Including Sales Charge                +5.61%           +4.55%           +1.41%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge                +4.91%           +4.56%           +4.70%
Including Sales Charge                +4.91%           +4.23%           +0.70%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
Excluding Sales Charge                +4.69%           +4.58%           +4.68%
Including Sales Charge                +4.69%           +4.58%           +3.68%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods included in the Lifetime and Five-Years total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
November 2, 1992 (Fund's inception) through August 31, 2002

Delaware Tax-Free Missouri Insured Fund Growth of $10,000 investment chart

--------------------------------------------------------------------------

                                              Lehman Brothers
                   Delaware Tax-Free         Insured Municipal         Lehman Brothers
                 Missouri Insured Fund           Bond Index          Municipal Bond Index
                 ---------------------       -----------------       --------------------
   Nov-92                $9,625                   $10,000                  $10,000
   Aug-93               $10,629                   $11,137                  $11,060
   Aug-94               $10,455                   $11,082                  $11,075
   Aug-95               $11,304                   $12,092                  $12,057
   Aug-96               $11,941                   $12,748                  $12,689
   Aug-97               $13,024                   $13,947                  $13,861
   Aug-98               $14,082                   $15,231                  $15,060
   Aug-99               $14,028                   $15,186                  $15,143
   Aug-00               $14,727                   $16,313                  $16,162
   Aug-01               $16,037                   $18,065                  $17,812
   Aug-02               $16,900                   $19,227                  $18,914

  Chart assumes $10,000 invested on November 2, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index at that month's end, November 30, 1992. After November 30, 1992, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are unmanaged indexes that generally track the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Currently, Delaware Tax-Free Missouri Insured Fund's benchmark is the Lehman Brothers Insured Municipal Bond Index. In the future, the Fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Delaware
  Tax-Free Oregon Insured Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Oregon state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$36.82 million
--------------------------------------------------------------------------------
Number of Holdings:
39
--------------------------------------------------------------------------------
Fund Start Date:
August 1, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   VORIX
Class B   DVYBX
Class C   DVYCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002              Lifetime        Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
Excluding Sales Charge                +5.55%           +5.71%           +5.41%
Including Sales Charge                +5.10%           +4.90%           +1.44%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge                +5.05%           +4.94%           +4.73%
Including Sales Charge                +5.05%           +4.61%           +0.73%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
Excluding Sales Charge                +5.31%           +4.93%           +4.62%
Including Sales Charge                +5.31%           +4.93%           +3.62%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 1, 1993 (Fund's inception) through August 31, 2002

Delaware Tax-Free Oregon Insured Fund Growth of $10,000 investment chart

------------------------------------------------------------------------

                                              Lehman Brothers
                  Delaware Tax-Free          Insured Municipal         Lehman Brothers
                 Oregon Insured Fund            Bond Index           Municipal Bond Index
                 -------------------         -----------------       --------------------
   Aug-93               $9,801                    $10,000                  $10,000
   Aug-94               $9,595                     $9,951                  $10,014
   Aug-95              $10,352                    $10,858                  $10,902
   Aug-96              $10,892                    $11,447                  $11,473
   Aug-97              $11,896                    $12,524                  $12,533
   Aug-98              $12,940                    $13,677                  $13,617
   Aug-99              $12,723                    $13,637                  $13,692
   Aug-00              $13,492                    $14,648                  $14,613
   Aug-01              $14,895                    $16,221                  $16,105
   Aug-02              $15,701                    $17,264                  $17,101

  Chart assumes $10,000 invested on August 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index at that month's end, August 31, 1993. After August 31, 1993, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are unmanaged indexes that generally track the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Currently, Delaware Tax-Free Oregon Insured Fund's benchmark is the Lehman Brothers Insured Municipal Bond Index. In the future, the Fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Statements                                          Delaware Tax-Free Idaho Fund
  of Net Assets                                     August 31, 2002


                                                     Principal        Market
                                                      Amount          Value
Municipal Bonds - 95.88%
Continuing Care/Retirement Revenue Bonds - 4.32%
  Idaho Health Facilities Authority
    Revenue Refunding
    (Valley Vista Care) Series A
    7.875% 11/15/22                                 $3,000,000      $3,015,000
                                                                   -----------
                                                                     3,015,000
                                                                   -----------
Corporate-Backed Revenue Bonds - 8.77%
  Meridian Economic Development
    Corporation Revenue Refunding
    Industrial Development
    (Hi-Micro Project)
    5.85% 8/15/11 (AMT)                              1,250,000       1,317,250
  Nez Perce County Pollution
    Control Revenue
    (Potlatch Corporation Project)
    6.00% 10/1/24                                    2,735,000       2,487,099
  Power County Pollution Control
    (FMC Corporation Project)
    5.625% 10/1/14                                   2,475,000       2,155,552
  Puerto Rico Industrial, Medical &
    Environmental Pollution Control
    Facilities Financing Authority
    Revenue (PepsiCo, Inc. Project)
    6.25% 11/15/13                                     150,000         156,036
                                                                   -----------
                                                                     6,115,937
                                                                   -----------
Escrowed to Maturity Bonds - 2.43%
  Puerto Rico Commonwealth
    Infrastructure Financing Authority
    Special Series A
    5.375% 10/1/24                                   1,600,000       1,693,008
                                                                   -----------
                                                                     1,693,008
                                                                   -----------
Higher Education Revenue Bonds - 9.71%
  Boise State University Revenue
    5.125% 4/1/31 (FGIC)                             1,000,000       1,017,540
  Boise State University Revenue
    Student Building Fee
    5.10% 4/1/21 (FSA)                               1,000,000       1,026,880
  North Idaho College Dormitory
    Housing Certificate of
    Participation
    6.45% 10/1/16                                    1,000,000       1,044,160
  University of Idaho University
  Revenue
    Student Fee
    (Housing Improvements Project)
    5.25% 4/1/31 (FGIC)                              2,195,000       2,244,366
  University of Idaho University
  Revenue
    Student Fee Telecommunications
    5.85% 4/1/11 (FSA)                               1,300,000       1,442,493
                                                                   -----------
                                                                     6,775,439
                                                                   -----------

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
Hospital Revenue Bonds - 9.59%
  Idaho Health Facilities Authority
     Hospital Revenue
     (Bannock Regional Medical
     Center Project)
     6.125% 5/1/25                                  $1,500,000      $1,527,975
     6.375% 5/1/17                                   1,695,000       1,775,648
     (Bingham Memorial Hospital
     Project)
     6.00% 3/1/29                                    1,000,000         971,600
     (Idaho Elks Rehabilitation
     Hospital Project)
     5.30% 7/15/18                                     625,000         581,169
     5.45% 7/15/23                                   2,000,000       1,830,340
                                                                   -----------
                                                                     6,686,732
                                                                   -----------
Miscellaneous Revenue Bonds - 3.53%
  Boise City Revenue Refunding
     Series A 5.375% 12/1/31 (MBIA)                    500,000         519,910
  Idaho State Building Authority
     Building Revenue
     Series A 5.00% 9/1/21 (MBIA)                    1,150,000       1,172,379
     Series B 5.00% 9/1/21                             750,000         767,190
                                                                   -----------
                                                                     2,459,479
                                                                   -----------
Multi Family Housing Revenue Bonds - 1.46%
  Idaho State Housing Agency Housing
     Revenue (Park Place Project)
     Series A 6.50% 12/1/36 (AMT)                      985,000       1,018,618
                                                                   -----------
                                                                     1,018,618
                                                                   -----------
Municipal Lease Revenue Bonds - 3.11%
  Boise City Certificate of
  Participation
     5.375% 9/1/20 (FGIC) (AMT)                      2,100,000       2,171,694
                                                                   -----------
                                                                     2,171,694
                                                                   -----------
*Pre-Refunded Bonds - 8.51%
  Ada & Canyon Counties Joint
     School District #2 Meridian
     5.60% 7/30/12-05                                1,125,000       1,249,109
  Ammon Urban Renewal Agency
     Revenue Sub Lien Tax Increment
     Series B 6.25% 8/1/18-06                          445,000         509,036
  Ammon Urban Renewal Agency
     Revenue Tax Increment
     5.875% 8/1/17-04                                  350,000         384,745
  Canyon County School
     District #131 Nampa
     5.50% 7/30/12-03 (MBIA)                           100,000         103,549
  Gooding & Lincoln Counties Joint
     School District #231 Gooding
     6.30% 2/1/14-04 (FSA)                             100,000         106,683
  Idaho Health Facilities Authority
     Hospital Holy Cross Health
     System Corporation Revenue (St.
     Alphonsus Regional Medical Center Project)
     6.25% 12/1/22-02                                  590,000         609,098

Statements                                          Delaware Tax-Free Idaho Fund
  of Net Assets (continued)

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
     Idaho Health Facilities Authority
     Revenue
        (Bonner General Hospital Project)
        6.50% 10/1/28-07                            $1,500,000      $1,776,764
     Pocatello Development Authority
        Revenue Allocation Tax Increment
        Series B 7.25% 12/1/08-04                      360,000         388,462
     Puerto Rico Public Buildings
     Authority
        Guaranteed Public Education &
        Health Facilities Series M
        5.50% 7/1/21-03                                625,000         654,538
     Puerto Rico Telephone Authority
     Revenue
        Series N 5.50% 1/1/22-03                       150,000         154,361
                                                                   -----------
                                                                     5,936,345
                                                                   -----------
   School District General Obligation Bonds - 8.56%
     Ada & Canyon Counties Joint
        School District #2
        5.50% 7/30/16                                1,055,000       1,219,538
     Canyon & Ada Counties Joint
        School District #136 (Melba
        Project)
        5.00% 1/30/22                                1,315,000       1,339,170
     Canyon County School District #132
        5.00% 7/30/15 (FGIC)                         2,000,000       2,192,740
     Power & Cassia Counties Joint
        School District #381
        (American Falls Project)
        5.00% 8/1/17                                 1,155,000       1,222,082
                                                                   -----------
                                                                     5,973,530
                                                                   -----------
   Single Family Housing Revenue Bonds - 6.76%
     Idaho Housing & Finance Association
        Single Family Mortgage
        Series A Class I 5.55% 1/1/33 (AMT)            750,000         767,490
        Series C Class I 5.55% 1/1/33 (AMT)            750,000         767,489
        Series E Class I 5.35% 1/1/33                  250,000         251,883
        Series E Class I 5.45% 1/1/31 (AMT)            290,000         295,516

     Idaho State Housing Agency Single
        Family Mortgage
        Series A 6.05% 7/1/13 (AMBAC) (AMT)            225,000         237,542
        Series A 6.10% 7/1/16 (AMT)                    285,000         299,786
        Series A-1 6.85% 7/1/12                         55,000          56,301
        Series B 6.45% 7/1/15 (AMT)                    130,000         136,196
        Series C-2 6.35% 7/1/15 (AMT)                  160,000         167,466
        Series E 6.35% 7/1/15 (AMT)                    285,000         300,282
        Series E-1 6.60% 7/1/11                         60,000          62,893
        Series G-2 6.15% 7/1/15 (AMT)                1,310,000       1,369,316
                                                                   -----------
                                                                     4,712,160
                                                                   -----------
   Tax Increment/Special Assessment Bonds - 8.32%
     Boise Urban Renewal Agency
        Parking Revenue Tax Increment
        Series A 6.125% 9/1/15                       2,500,000       2,628,450
        Series B 6.125% 9/1/15                       2,040,000       2,144,815

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
Tax Increment/Special Assessment Bonds (continued)
   Bonner County Local
        Improvement District #93-1
        6.20% 4/30/05                             $    150,000   $     154,548
        6.35% 4/30/06                                  185,000         190,154
        6.40% 4/30/07                                  195,000         200,093
        6.50% 4/30/08                                  110,000         112,754
        6.50% 4/30/10                                  100,000         102,280
   Coeur D' Alene Local
        Improvement District #6
        Series 1995 6.00% 7/1/09                        85,000          87,217
        Series 1996 6.05% 7/1/10                        90,000          92,278
        Series 1997 6.10% 7/1/12                        40,000          40,935
        Series 1998 6.10% 7/1/14                        45,000          46,003
                                                                   -----------
                                                                     5,799,527
                                                                   -----------
Territorial General Obligation Bonds - 4.44%
   Puerto Rico Commonwealth Refunding
        Public Improvements
        Series A 5.125% 7/1/31                       2,500,000       2,528,525
        Series A 5.50% 7/1/19 (MBIA)                   500,000         569,715
                                                                   -----------
                                                                     3,098,240
                                                                   -----------
Territorial Revenue Bonds - 15.98%
   Puerto Rico Commonwealth Highway
        & Transportation Authority
        Highway Revenue
        Series W 5.50% 7/1/15                          175,000         198,972
        Series Y 5.00% 7/1/36                        2,000,000       2,008,800
   Puerto Rico Commonwealth Highway
        & Transportation Authority
        Transportation Revenue
        Series D 5.25% 7/1/38                        2,500,000       2,564,525
   Puerto Rico Electric Power Authority
        Power Revenue
     +Inverse Floater ROLS
        5.68% 7/1/19                                 3,100,000       3,138,346
        Series II 5.25% 7/1/31                       1,500,000       1,542,990
        Series T 6.00% 7/1/16 (FSA)                    100,000         110,131
   Puerto Rico Public Buildings
   Authority
        Guaranteed Public Education &
        Health Facilities
        Series M 5.50% 7/1/21                          550,000         565,978
   Puerto Rico Public Finance
   Corporation
        Commonwealth Appropriated
        Series A 5.00% 8/1/31 (MBIA)                 1,000,000       1,012,520
                                                                   -----------
                                                                    11,142,262
                                                                   -----------
Water & Sewer Revenue Bonds - 0.39%
   Chubbuck Water Revenue
        Certificate of Participation
        6.35% 4/1/08                                   125,000         131,675
        6.40% 4/1/10                                   135,000         141,240
                                                                   -----------
                                                                       272,915
                                                                   -----------
Total Municipal Bonds
   (cost $64,359,667)                                               66,870,886
                                                                   -----------

Statements                                          Delaware Tax-Free Idaho Fund
  of Net Assets (continued)

                                                     Number of        Market
                                                       Shares         Value
Short-Term Investments - 4.98%
   Dreyfus Tax-Exempt Cash
     Management Fund                                 3,476,740      $3,476,740
                                                                   -----------
Total Short-Term Investments
    (cost $3,476,740)                                                3,476,740
                                                                   -----------
Total Market Value of Securities - 100.86%
    (cost $67,836,407)                                              70,347,626
Liabilities Net of Receivables and
   Other Assets - (0.86%)                                             (602,235)
                                                                   -----------
Net Assets Applicable to 6,164,305
   Shares Outstanding - 100.00%                                    $69,745,391
                                                                   -----------
Net Asset Value - Delaware Tax-Free
   Idaho Fund Class A
   ($45,107,990/3,985,477 Shares)                                       $11.32
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Idaho Fund Class B
   ($14,808,898/1,309,856 Shares)                                       $11.31
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Idaho Fund Class C
   ($9,828,503/868,972 Shares)                                          $11.31
                                                                        ------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                              $68,409,429
Distributions in excess of net investment income                       (11,301)
Accumulated net realized loss on investments                        (1,163,956)
Net unrealized appreciation on investments                           2,511,219
                                                                   -----------
Total net assets                                                   $69,745,391
                                                                   ===========

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+ An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Idaho Fund
Net asset value Class A (A)                                             $11.32
Sales Charge (3.75% of offering price,
  or 3.89% of amount invested per share) (B)                              0.44
                                                                        ------
Offering price                                                          $11.76
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See current prospectus for purchases of $100,000 or more.


See accompanying notes

Statements                               Delaware Tax-Free Missouri Insured Fund
  of Net Assets (continued)              August 31, 2002


                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds - 97.22%
Escrowed to Maturity Bonds - 2.16%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue (Southeast
    Missouri Hospital) 5.25% 6/1/16 (MBIA)            $440,000        $488,105
**Greene County Single Family Mortgage
    Revenue (Private Mortgage Insurance)
    6.10% 3/1/16                                     1,225,000         657,654
                                                                   -----------
                                                                     1,145,759
                                                                   -----------
Higher Education Revenue Bonds - 5.33%
  Missouri State Health & Educational
    Facilities Authority Educational
    Facilities Revenue
    (Central Missouri State University)
    5.75% 10/1/25 (AMBAC)                            1,000,000       1,043,360
    (University of Health Sciences)
    5.00% 6/1/31 (MBIA)                              1,000,000       1,000,270
    (Washington University)
    Series A 5.125% 6/15/41                            780,000         786,037
                                                                   -----------
                                                                     2,829,667
                                                                   -----------
Hospital Revenue Bonds - 19.54%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue Unrefunded Balance
    (Southeast Missouri Hospital)
    5.25% 6/1/16 (MBIA)                                560,000         618,139
  Hannibal Industrial Development
    Authority Health Facilities Revenue
    (Hannibal Regional Hospital) Series A
    5.625% 3/1/12 (FSA)                              1,000,000       1,073,610
    5.75% 3/1/22 (FSA)                               1,000,000       1,050,150
  Jackson County Industrial
    Development Authority Health Care
    Corporation Revenue
    (Carondelet Health St. Mary's
    Hospital)
    5.75% 7/1/24 (MBIA)                              2,000,000       2,100,440
    (St. Joseph Health Center)
    6.50% 7/1/12 (MBIA)                              1,580,000       1,617,130
  Missouri State Health & Educational
    Facilities Authority Health
    Facilities Revenue
    (Health Midwest) Series B
    6.25% 2/15/22 (MBIA)                             1,000,000       1,023,000
    (Heartland Health System)
    6.35% 11/15/17 (AMBAC)                           1,250,000       1,288,138
    (Refunding SSM Health Care)
    Series AA 6.40% 6/1/10 (MBIA)                      500,000         594,875
    (St. Lukes Health System)
    5.125% 11/15/19 (MBIA)                           1,000,000       1,013,190
                                                                   -----------
                                                                    10,378,672
                                                                   -----------

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
Investor Owned Utilities Revenue Bonds - 4.54%
  Missouri State Environmental
     Improvement & Energy
     Resource Authority Pollution
     Control Revenue Refunded
     (St. Joseph Light & Power
     Company)
     5.85% 2/1/13 (AMBAC)                           $2,200,000      $2,418,812
                                                                   -----------
                                                                     2,418,812
                                                                   -----------
Miscellaneous Revenue Bonds - 5.98%
  Missouri Development Finance Board
     Cultural Facilities Revenue
     (Nelson Gallery Foundation)
     Series A 5.00% 12/1/30 (MBIA)                   2,000,000       2,018,300
  Missouri State Environmental
     Improvement & Energy Resource
     Authority Water Pollution
     Control
     Revenue Unrefunded Balance
     (State Revolving Fund) Series A
     6.05% 7/1/16 (FSA)                              1,060,000       1,155,188
                                                                   -----------
                                                                     3,173,488
                                                                   -----------
Municipal Lease Revenue Bonds - 6.86%
  Crawford County Public Facilities
     Corporation Leasehold Revenue
     (Jail Project) 5.00% 11/1/21 (MBIA)               300,000         307,410
  Kansas City Land Clearance
     Redevelopment Authority Lease
     Revenue (Muehlebach Hotel A)
     5.90% 12/1/18 (FSA)                             1,000,000       1,068,870
  Kansas City Municipal Assistance
     Corporation Revenue Refunded
     Leasehold (Bartle Convention
     Center) Series A
     5.60% 4/15/16 (MBIA)                              940,000       1,010,801
**St. Louis Missouri Industrial
     Development Authority Leasehold
     Revenue (Convention Center
     Hotel)
     5.80% 7/15/20 (AMBAC)                           3,035,000       1,255,397
                                                                   -----------
                                                                     3,642,478
                                                                   -----------
Political Subdivision General
Obligation Bonds - 3.22%
  Kearney 5.00% 3/1/21 (AMBAC)                         625,000         639,556
  Saint Charles 5.75% 3/1/15 (FSA)                   1,000,000       1,072,710
                                                                   -----------
                                                                     1,712,266
                                                                   -----------
*Pre-Refunded Bonds - 18.76%
  Kansas City Airport Revenue
     6.875% 9/1/14-04 (FSA)                          1,675,000       1,865,582
  Missouri State Environmental
     Improvement & Energy Resource
     Authority Water Pollution
     Control Revenue (State Revolving Fund)
     Series A 6.05% 7/1/16-04 (FSA)                  1,205,000       1,325,837
  St. Charles School District
     6.50% 2/1/14-06 (FGIC)                          1,250,000       1,423,213

Statements                               Delaware Tax-Free Missouri Insured Fund
  of Net Assets (continued)

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
  St. Louis Municipal Finance
     Corporation Leasehold Revenue
     (Refunding & Improvement)
     6.25% 2/15/12-05 (FGIC)                        $1,850,000      $2,038,607
  St. Louis Municipal Finance
     Corporation Leasehold Revenue
     Improvement (City Justice Center)
     Series A 5.95% 2/15/16-06 (AMBAC)               1,000,000       1,136,800
  Troy Reorganization School
     District #3 Lincoln County
     6.10% 3/1/14-05 (MBIA)                          1,235,000       1,353,819
  West Platte School District #R-11
     5.85% 3/1/15-05 (MBIA)                            750,000         821,265
                                                                   -----------
                                                                     9,965,123
                                                                   -----------
Public Power Revenue Bonds - 2.24%
  Sikeston Electric Revenue (Refunding)
     6.00% 6/1/13 (MBIA)                             1,000,000       1,189,240
                                                                   -----------
                                                                     1,189,240
                                                                   -----------
School District General Obligation Bonds - 6.39%
  Greene County Reorganization School
     District Number R8 (Direct Deposit)
     5.10% 3/1/22 (FSA)                              1,500,000       1,541,160
  St. Charles County Francis Howell
     School District
  **(Capital Appreciation Direct Deposit)
     Series A 5.15% 3/1/17 (FGIC)                    1,500,000         767,955
     Series C 5.25% 3/1/16 (FGIC)                    2,000,000       1,086,560
                                                                   -----------
                                                                     3,395,675
                                                                   -----------
Single Family Housing Revenue Bonds - 7.38%
  Missouri State Housing Development
     Commission Mortgage Revenue
     (Single Family GNMA Mortgage)
     Series A
     7.20% 12/1/17 (GNMA)                               80,000          83,574
     7.25% 12/1/20 (GNMA)                              170,000         177,589
     (Single Family Homeowner Loan A)
     7.20% 9/1/26 (GNMA) (FNMA)                        890,000         937,286
     (Single Family Homeowner Loan C)
     7.25% 9/1/26 (GNMA) (FNMA)                      1,010,000       1,091,891
     (Single Family Homeownership B)
     7.55% 9/1/27 (GNMA) (FNMA)                        695,000         736,811
     Series C 7.45% 9/1/27
     (GNMA) (FNMA)                                     825,000         893,236
                                                                   -----------
                                                                     3,920,387
                                                                   -----------
Territorial General Obligation Bonds - 1.93%
  Puerto Rico Commonwealth Refunding
     Public Improvement
     Series A 5.125% 7/1/30 (FSA)                    1,000,000       1,022,900
                                                                   -----------
                                                                     1,022,900
                                                                   -----------

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
Territorial Revenue Bonds - 7.46%
  Puerto Rico Commonwealth Highway &
     Transportation Authority
     Transportation Revenue
     Series A 4.75% 7/1/38 (MBIA)                   $1,000,000        $987,210
     Series D 5.25% 7/1/38                           1,000,000       1,025,810
 +Puerto Rico Electric Power Authority
     Power Revenue, Inverse Floater
     ROLS 5.68% 7/1/19                               1,925,000       1,948,812
                                                                   -----------
                                                                     3,961,832
                                                                   -----------
Water & Sewer Revenue Bonds - 5.43%
  Liberty Sewer System Revenue
     6.00% 2/1/08 (MBIA)                               600,000         685,692
     6.15% 2/1/15 (MBIA)                             1,500,000       1,691,340
  St. Charles County Public Water Supply
     District #2 Certificates of
     Participation Series B
     5.10% 12/1/25 (MBIA)                              500,000         506,980
                                                                   -----------
                                                                     2,884,012
                                                                   -----------
Total Municipal Bonds
  (cost $47,746,443)                                                51,640,311
                                                                   -----------

Total Market Value of Securities - 97.22%
  (cost $47,746,443)                                                51,640,311
Receivables and Other Assets
  Net of Liabilities - 2.78%                                         1,474,295
                                                                   -----------
Net Assets Applicable to 4,913,530
  Shares Outstanding - 100.00%                                     $53,114,606
                                                                   ===========
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class A
  ($42,609,602/3,941,658 Shares)                                        $10.81
                                                                        ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class B
  ($9,263,665/857,189 Shares)                                           $10.81
                                                                        ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class C
  ($1,241,339/114,683 Shares)                                           $10.82
                                                                        ------

Statements                               Delaware Tax-Free Missouri Insured Fund
  of Net Assets (continued)

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                             $  49,935,741
Accumulated net realized loss on investments                          (715,003)
Net unrealized appreciation of investments                           3,893,868
                                                                 -------------
Total net assets                                                 $  53,114,606
                                                                 =============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

   Zero coupon bond. The interest rate shown is the yield at the time of purchase.

 + An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Missouri Insured Fund
Net asset value Class A (A)                                             $10.81
Sales charge (3.75% of offering price,
  or 3.89% of amount invested per share) (B)                              0.42
                                                                       -------
Offering price                                                          $11.23
                                                                       =======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statements                                 Delaware Tax-Free Oregon Insured Fund
  of Net Assets (continued)                August 31, 2002


                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds - 96.64%
Airport Revenue Bonds - 4.21%
  Portland Oregon Airport Revenue
     (Portland International Airport)
     Series 11 5.625% 7/1/26 (FGIC)                 $1,500,000      $1,551,825
                                                                   -----------
                                                                     1,551,825
                                                                   -----------
Dedicated Tax & Fees Revenue Bonds - 2.78%
  Oregon State Department
     Transportation Highway
     User Tax Revenue
     Series A 5.125% 11/15/26                        1,000,000       1,022,510
                                                                   -----------
                                                                     1,022,510
                                                                   -----------
Higher Education Revenue Bonds - 10.06%
**Oregon Health Sciences
     University Revenue
     (Capital Appreciation Insured)
     Series A 5.50% 7/1/21 (MBIA)                    6,500,000       2,554,630
  Oregon Health, Housing, Educational
     & Cultural Facilities Authority
     (Lewis & Clark College Project)
     Series A 6.125% 10/1/24 (MBIA)                  1,055,000       1,150,572
                                                                   -----------
                                                                     3,705,202
                                                                   -----------
Hospital Revenue Bonds - 4.88%
  Deschutes County Hospital Facilities
     Authority Hospital Revenue
     (Cascade Health Services)
     5.60% 1/1/32                                    1,250,000       1,265,750
  Western Lane Hospital District
     Oregon Hospital Facility Authority
     Revenue Refunding
     (Sisters of St. Joseph Peace)
     5.875% 8/1/12 (MBIA)                              500,000         531,730
                                                                   -----------
                                                                     1,797,480
                                                                   -----------
Multi Family Housing Revenue Bonds - 3.05%
  Oregon Health, Housing, Educational,
     & Cultural Facilities Authority
     (Pier Park Project)
     Series A 6.05% 4/1/18 (GNMA)                    1,095,000       1,123,744
                                                                   -----------
                                                                     1,123,744
                                                                   -----------
Political Subdivision General Obligation Bonds - 4.34%
  Deschutes County Administrative
     School District #1
     Series A 5.125% 6/15/21 (FSA)                   1,000,000       1,039,520
  Malheur County (Jail)
     6.30% 12/1/12 (MBIA)                              500,000         558,845
                                                                   -----------
                                                                     1,598,365
                                                                   -----------
*Pre-Refunded Bonds - 33.63%
  Central Oregon Community College
     District Oregon
     5.90% 6/1/09-04 (FGIC)                            750,000         806,108
  Chemeketa County Community
     College District
     5.80% 6/1/12-06 (FGIC)                          1,500,000       1,686,975

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
  Eugene Electric Utility Revenue
     Series C 5.80% 8/1/22-04 (MBIA)                $1,250,000      $1,361,700
  Hermiston Oregon
     6.20% 8/1/24-04 (AMBAC)                           500,000         543,595
  Klamath Falls Water Revenue
     6.10% 6/1/14-04 (FSA)                             500,000         543,995
  Lane County School
     District #019 Springfield
     6.30% 10/15/14-04 (MBIA)                          500,000         553,930
  Multnomah County School
     District #3 Park Rose
     5.50% 12/1/11-05 (FGIC)                           500,000         554,665
  Multnomah County School
     District #39 Corbett
     6.00% 12/1/13-04 (MBIA)                           500,000         548,590
  Oregon State Department
     Administrative Services
     Certificate of Participation
     Series A 5.80% 5/1/24-07 (AMBAC)                1,000,000       1,146,390
  Portland
     Series A 5.75% 6/1/15-05 (MBIA)                   500,000         550,170
  Portland Sewer System Revenue
     Series A 6.25% 6/1/15-04 (FSA)                  1,000,000       1,090,570
  Salem Water & Sewer Revenue
     5.625% 6/1/16-06 (MBIA)                         1,000,000       1,118,390
  Tillamook County
     6.25% 1/1/14-05 (FGIC)                            250,000         276,905
  Umatilla County School
     District #016R Pendelton
     6.00% 7/1/14-04 (AMBAC)                           500,000         544,830
  Washington County Education Service
     7.10% 6/1/25-05 (MBIA)                            700,000         795,431
  Washington County School
     District #088 J Sherwood
     6.10% 6/1/12-05 (FSA)                             235,000         260,772
                                                                   -----------
                                                                    12,383,016
                                                                   -----------
School District General Obligation Bonds - 15.52%
  Jackson County School
     District #6 Central Point
     5.25% 6/15/20 (FGIC)                            1,175,000       1,237,428
  Jefferson County School District #509J
     5.00% 6/15/22 (FGIC)                              500,000         511,825
  Lane County School
     District #019 Springfield
     6.00% 10/15/14 (FGIC)                             500,000         599,310
  Lincoln County School District
     5.25% 6/15/12 (FGIC)                              700,000         766,136
++Linn County Community School
     District #9 Lebanon
     5.60% 6/15/30 (FGIC)                            2,000,000       1,950,620
**Umatilla County School
     District #6 R Umatilla
     5.50% 12/15/22 (AMBAC)                            200,000          71,840

Statements                                 Delaware Tax-Free Oregon Insured Fund
  of Net Assets (continued)

                                                     Principal        Market
                                                       Amount         Value
Municipal Bonds (continued)
School District General Obligation Bonds
(continued)
  Washington & Clackamas Counties
     School District #13 J Tigard
     4.875% 6/15/22 (MBIA)                           $500,000         $505,790
  Washington County School
     District #088 J Sherwood
     (Unrefunded Balance)
     6.10% 6/1/12 (FSA)                                 65,000          71,230
                                                                   -----------
                                                                     5,714,179
                                                                   -----------
Single Family Housing Revenue Bonds - 5.44%
  Oregon State Housing &
     Community Services Department
     Mortgage Revenue
     (Single Family Mortgage Program)
     Series R 5.375% 7/1/32                          2,000,000       2,001,940
                                                                   -----------
                                                                     2,001,940
                                                                   -----------
Tax Increment/Special Assessment Bonds - 2.97%
  North Unit Irrigation District
     5.75% 6/1/16 (MBIA)                             1,000,000       1,093,700
                                                                   -----------
                                                                     1,093,700
                                                                   -----------
Territorial General Obligation Bonds - 5.54%
  Puerto Rico Commonwealth Refunding
     Public Improvement Series A
     5.125% 7/1/30 (FSA)                             1,500,000       1,534,350
     5.125% 7/1/31                                     500,000         505,705
                                                                   -----------
                                                                     2,040,055
                                                                   -----------
Territorial Revenue Bonds - 2.75%
 +Puerto Rico Electric Power Authority
     Power Revenue, Inverse Floater
     ROLS 5.68% 7/1/19                               1,000,000       1,012,370
                                                                   -----------
                                                                     1,012,370
                                                                   -----------
Water & Sewer Revenue Bonds - 1.47%
  Beaverton County Water Revenue
     6.125% 6/1/14 (FSA)                               500,000         540,180
                                                                   -----------
                                                                       540,180
                                                                   -----------
Total Municipal Bonds
  (cost $32,848,662)                                                35,584,566
                                                                   -----------

                                                     Number of
                                                       Shares
Short-Term Investments - 2.28%
  Dreyfus Tax-Exempt
     Cash Management Fund                              841,377         841,377
                                                                   -----------
Total Short-Term Investments
  (cost $841,377)                                                      841,377
                                                                   -----------

Total Market Value of Securities - 98.92%
  (cost $33,690,039)                                               $36,425,943

Receivables and Other Assets
  Net of Liabilities - 1.08%                                           397,417
                                                                   -----------
Net Assets Applicable to 3,496,031
  Shares Outstanding - 100.00%                                     $36,823,360
                                                                   -----------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class A
  ($25,081,588/2,381,930 Shares)                                        $10.53
                                                                        ------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class B
  ($8,488,529/805,714 Shares)                                           $10.54
                                                                        ------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class C
  ($3,253,243/308,387 Shares)                                           $10.55
                                                                        ------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                               $34,741,583
Accumulated net realized loss on investments                          (654,127)
Net unrealized appreciation of investments                           2,735,904
                                                                   -----------
Total net assets                                                   $36,823,360
                                                                   -----------

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

   Zero coupon bond. The interest rate shown is the yield at the time of purchase.

 + An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

++ Zero coupon bond - The interest rate shown is the step-up rate.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Oregon Insured Fund
Net asset value Class A (A)                                             $10.53
Sales charge (3.75% of offering price,
  or 3.89% of amount invested per share) (B)                              0.41
                                                                        ------
Offering price                                                          $10.94
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statements                                            Year Ended August 31, 2002
  of Operations


                                                                      Delaware           Delaware             Delaware
                                                                      Tax-Free           Tax-Free             Tax-Free
                                                                     Idaho Fund   Missouri Insured Fund  Oregon Insured Fund
Investment Income:
  Interest                                                           $3,450,724         $2,869,608           $1,836,572
                                                                     ----------         ----------           ----------

Expenses:
  Management fees                                                       333,403            257,311              170,663
  Distribution expenses -- Class A                                      101,038            102,718               59,044
  Distribution expenses -- Class B                                      135,927             93,481               80,294
  Distribution expenses -- Class C                                       64,416              9,843               24,757
  Dividend disbursing and transfer agent fees and expenses               38,627             37,785               27,220
  Reports and statements to shareholders                                 35,910             21,271               19,756
  Accounting and administration expenses                                 26,284             22,100               14,650
  Professional fees                                                      23,457             13,760               11,810
  Custodian fees                                                          3,300              3,831                2,338
  Trustees' fees                                                          2,428              2,173                1,600
  Registration fees                                                       1,563              1,575                1,400
  Other                                                                  12,218             11,802                8,157
                                                                     ----------         ----------           ----------
                                                                        778,571            577,650              421,689
  Less expenses absorbed or waived                                      (21,555)                --              (51,826)
  Less expenses paid indirectly                                          (1,741)            (1,266)                (837)
                                                                     ----------         ----------           ----------
  Total expenses                                                        755,275            576,384              369,026
                                                                     ----------         ----------           ----------
Net Investment Income                                                 2,695,449          2,293,224            1,467,546
                                                                     ----------         ----------           ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                              (268,373)           147,916               44,183
  Net change in unrealized appreciation/depreciation of investments     704,757            253,738              282,015
                                                                     ----------         ----------           ----------
Net Realized and Unrealized Gain on Investments                         436,384            401,654              326,198
                                                                     ----------         ----------           ----------

Net Increase in Net Assets Resulting from Operations                 $3,131,833         $2,694,878           $1,793,744
                                                                     ----------         ----------           ----------

See accompanying notes

Statements
  of Changes in Net Assets


                                                            Delaware Tax-Free       Delaware Tax-Free         Delaware Tax-Free
                                                               Idaho Fund         Missouri Insured Fund      Oregon Insured Fund
                                                               Year Ended                Year Ended                Year Ended
                                                          8/31/02      8/31/01      8/31/02      8/31/01      8/31/02      8/31/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                              $  2,695,449  $ 2,427,046  $ 2,293,224  $ 2,273,197  $ 1,467,546  $ 1,393,575
  Net realized gain (loss) on investments                (268,373)    (179,376)     147,916       36,017       44,183     (100,676)
  Net change in unrealized
         appreciation/depreciation of investments         704,757    2,712,739      253,738    1,826,208      282,015    1,795,369
                                                     ------------  -----------  -----------  -----------  -----------  -----------
  Net increase in net assets resulting from operations  3,131,833    4,960,409    2,694,878    4,135,422    1,793,744    3,088,268
                                                     ------------  -----------  -----------  -----------  -----------  -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
     Class A                                           (1,897,634)  (1,806,318)  (1,887,783)  (1,865,031)  (1,067,623)  (1,056,350)
     Class B                                             (536,959)    (461,558)    (359,927)    (393,059)    (302,631)    (280,881)
     Class C                                             (253,783)    (159,170)     (37,619)     (15,107)     (93,153)     (56,344)
                                                     ------------  -----------  -----------  -----------  -----------  -----------
                                                       (2,688,376)  (2,427,046)  (2,285,329)  (2,273,197)  (1,463,407)  (1,393,575)
                                                     ------------  -----------  -----------  -----------  -----------  -----------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                           10,485,386    8,484,826    3,584,351    2,816,474    2,824,677    3,233,565
     Class B                                            2,829,608    2,196,736      358,082      680,227    1,409,340      997,046
     Class C                                            5,452,541    1,954,460      620,108      315,716    1,650,211      561,119
  Net asset value of shares issued upon reinvestment
     of dividends and distributions:
     Class A                                            1,246,173    1,190,600      952,960      979,309      602,070      601,536
     Class B                                              332,034      304,224      221,803      243,155      168,039      145,596
     Class C                                              165,168      125,991       33,459       12,493       58,050       28,973
                                                     ------------  -----------  -----------  -----------  -----------  -----------
                                                       20,510,910   14,256,837    5,770,763    5,047,374    6,712,387    5,567,835
                                                     ------------  -----------  -----------  -----------  -----------  -----------
  Cost of shares repurchased:
     Class A                                           (5,120,599)  (7,918,045)  (2,610,120)  (3,242,018)  (1,525,920)  (4,777,189)
     Class B                                             (818,538)    (996,708)  (1,067,791)  (1,648,445)  (1,089,559)  (1,110,571)
     Class C                                             (794,760)    (966,011)     (56,194)     (60,936)    (324,977)    (458,896)
                                                     ------------  -----------  -----------  -----------  -----------  -----------
                                                       (6,733,897)  (9,880,764)  (3,734,105)  (4,951,399)  (2,940,456)  (6,346,656)
                                                     ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets derived
  from capital share transactions                      13,777,013    4,376,073    2,036,658       95,975    3,771,931     (778,821)
                                                     ------------  -----------  -----------  -----------  -----------  -----------
Net Increase in Net Assets                             14,220,470    6,909,436    2,446,207    1,958,200    4,102,268      915,872

Net Assets:
  Beginning of year                                    55,524,921   48,615,485   50,668,399   48,710,199   32,721,092   31,805,220
                                                     ------------  -----------  -----------  -----------  -----------  -----------
  End of year                                        $ 69,745,391  $55,524,921  $53,114,606  $50,668,399  $36,823,360  $32,721,092
                                                     ============  ===========  ===========  ===========  ===========  ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Tax-Free Idaho Fund Class A

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $11.260      $10.730    $10.940    $11.560    $11.450     $10.910

Income (loss) from investment operations:
Net investment income                                             0.522        0.541      0.541      0.517      0.356       0.551
Net realized and unrealized gain (loss) on investments            0.059        0.530     (0.210)    (0.620)     0.115       0.552
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.581        1.071      0.331     (0.103)     0.471       1.103
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.521)      (0.541)    (0.541)    (0.517)    (0.356)     (0.563)
Net realized gain on investments                                                                               (0.005)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.521)      (0.541)    (0.541)    (0.517)    (0.361)     (0.563)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $11.320      $11.260    $10.730    $10.940    $11.560     $11.450
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   5.36%       10.24%      3.25%     (0.99%)     4.19%      10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $45,108      $38,228    $34,674    $44,299    $39,843     $33,788
Ratio of expenses to average net assets                           1.00%        1.00%      1.00%      1.00%      0.95%       0.87%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.03%        1.03%      1.09%      1.04%      1.02%       1.02%
Ratio of net investment income to average net assets              4.69%        4.94%      5.13%      4.52%      4.65%       4.98%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.66%        4.91%      5.04%      4.48%      4.58%       4.83%
Portfolio turnover                                                  11%          14%        10%         2%         8%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware Tax-Free Idaho Fund Class B

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $11.250      $10.720    $10.920    $11.550    $11.440     $10.890

Income (loss) from investment operations:
Net investment income                                             0.439        0.460      0.462      0.432      0.298       0.487
Net realized and unrealized gain (loss) on investments            0.059        0.530     (0.200)    (0.630)     0.117       0.560
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.498        0.990      0.262     (0.198)     0.415       1.047
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.438)      (0.460)    (0.462)    (0.432)    (0.300)     (0.497)
Net realized gain on investments                                                                               (0.005)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.438)      (0.460)    (0.462)    (0.432)    (0.305)     (0.497)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $11.310      $11.250    $10.720    $10.920    $11.550     $11.440
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   4.58%        9.43%      2.58%     (1.82%)     3.68%       9.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $14,809      $12,366    $10,320    $10,199     $7,474      $6,827
Ratio of expenses to average net assets                           1.75%        1.75%      1.75%      1.75%      1.70%       1.46%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.78%        1.78%      1.84%      1.79%      1.77%       1.61%
Ratio of net investment income to average net assets              3.94%        4.19%      4.38%      3.77%      3.90%       4.39%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       3.91%        4.16%      4.29%      3.73%      3.83%       4.24%
Portfolio turnover                                                  11%          14%        10%         2%         8%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Tax-Free Idaho Fund Class C

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $11.250      $10.720    $10.920    $11.550    $11.430     $10.900

Income (loss) from investment operations:
Net investment income                                             0.439        0.460      0.462      0.432      0.302       0.459
Net realized and unrealized gain (loss) on investments            0.059        0.530     (0.200)    (0.630)     0.123       0.549
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.498        0.990      0.262     (0.198)     0.425       1.008
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.438)      (0.460)    (0.462)    (0.432)    (0.300)     (0.478)
Net realized gain on investments                                                                               (0.005)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.438)      (0.460)    (0.462)    (0.432)    (0.305)     (0.478)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $11.310      $11.250    $10.720    $10.920    $11.550     $11.430
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   4.57%        9.43%      2.58%     (1.82%)     3.77%       9.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $9,829       $4,931     $3,621     $3,411     $1,719      $1,125
Ratio of expenses to average net assets                           1.75%        1.75%      1.75%      1.75%      1.70%       1.62%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.78%        1.78%      1.84%      1.79%      1.77%       1.77%
Ratio of net investment income to average net assets              3.94%        4.19%      4.38%      3.77%      3.90%       4.23%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       3.91%        4.16%      4.29%      3.73%      3.83%       4.08%
Portfolio turnover                                                  11%          14%        10%         2%         8%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Missouri Insured Fund Class A

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $10.740      $10.340    $10.340    $10.870    $10.810     $10.370

Income (loss) from investment operations:
Net investment income                                             0.489        0.497      0.494      0.498      0.333       0.504
Net realized and unrealized gain (loss) on investments            0.068        0.400         --     (0.530)     0.060       0.446
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.557        0.897      0.494     (0.032)     0.393       0.950
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.487)      (0.497)    (0.494)    (0.498)    (0.333)     (0.510)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.487)      (0.497)    (0.494)    (0.498)    (0.333)     (0.510)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $10.810      $10.740    $10.340    $10.340    $10.870     $10.810
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   5.38%        8.89%      4.99%     (0.38%)     3.70%       9.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $42,610      $40,349    $38,314    $42,337    $46,939     $48,565
Ratio of expenses to average net assets                           0.97%        0.95%      1.03%      0.97%      0.92%       0.91%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       0.97%        0.95%      1.03%      1.02%      1.02%       0.93%
Ratio of net investment income to average net assets              4.61%        4.74%      4.88%      4.62%      4.64%       4.81%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.61%        4.74%      4.88%      4.57%      4.54%       4.79%
Portfolio turnover                                                  23%          14%         1%         7%        18%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the year ended December 31, 1997, the period ended August 31, 1998 and the year ended August 31, 1999. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Missouri Insured Fund Class B

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $10.730      $10.340    $10.340    $10.870    $10.810     $10.370

Income (loss) from investment operations:
Net investment income                                             0.410        0.418      0.418      0.416      0.279       0.425
Net realized and unrealized gain (loss) on investments            0.078        0.390         --     (0.530)     0.060       0.451
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.488        0.808      0.418     (0.114)     0.339       0.876
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.408)      (0.418)    (0.418)    (0.416)    (0.279)     (0.436)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.408)      (0.418)    (0.418)    (0.416)    (0.279)     (0.436)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $10.810      $10.730    $10.340    $10.340    $10.870     $10.810
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   4.70%        7.98%      4.21%     (1.13%)     3.19%       8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $9,264       $9,693    $10,053    $10,572    $11,317     $11,507
Ratio of expenses to average net assets                           1.72%        1.70%      1.78%      1.72%      1.67%       1.61%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        1.72%        1.70%      1.78%      1.77%      1.77%       1.63%
Ratio of net investment income to average net assets              3.86%        3.99%      4.13%      3.87%      3.89%       4.11%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly        3.86%        3.99%      4.13%      3.82%      3.79%       4.09%
Portfolio turnover                                                  23%          14%         1%         7%        18%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the year ended December 31, 1997, the period ended August 31, 1998 and the year ended August 31, 1999. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Missouri Insured Fund Class C

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $10.740      $10.350    $10.350    $10.880    $10.810     $10.370

Income (loss) from investment operations:
Net investment income                                             0.410        0.418      0.418      0.419      0.279       0.405
Net realized and unrealized gain (loss) on investments            0.078        0.390         --     (0.530)     0.070       0.455
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.488        0.808      0.418     (0.111)     0.349       0.860
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.408)      (0.418)    (0.418)    (0.419)    (0.279)     (0.420)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.408)      (0.418)    (0.418)    (0.419)    (0.279)     (0.420)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $10.820       $10.74    $10.350    $10.350    $10.880     $10.810
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   4.68%        7.97%      4.20%     (1.12%)     3.28%       8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $1,241         $626       $343       $231       $112        $225
Ratio of expenses to average net assets                           1.72%        1.70%      1.78%      1.72%      1.67%       1.74%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.72%        1.70%      1.78%      1.77%      1.77%       1.76%
Ratio of net investment income to average net assets              3.86%        3.99%      4.13%      3.87%      3.89%       3.98%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       3.86%        3.99%      4.13%      3.82%      3.79%       3.96%
Portfolio turnover                                                  23%          14%         1%         7%        18%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the year ended December 31, 1997, the period ended August 31, 1998 and the year ended August 31, 1999. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Oregon Insured Fund Class A

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $10.450       $9.910     $9.810    $10.430    $10.310      $9.870

Income (loss) from investment operations:
Net investment income                                             0.467        0.465      0.467      0.458      0.320       0.481
Net realized and unrealized gain (loss) on investments            0.079        0.540      0.100     (0.620)     0.120       0.444
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.546        1.005      0.567     (0.162)     0.440       0.925
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.466)      (0.465)    (0.467)    (0.458)    (0.320)     (0.485)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.466)      (0.465)    (0.467)    (0.458)    (0.320)     (0.485)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $10.530      $10.450     $9.910     $9.810    $10.430     $10.310
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   5.41%       10.39%      6.04%     (1.67%)     4.33%       9.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $25,082      $22,973    $22,712    $27,518    $24,336     $22,071
Ratio of expenses to average net assets                           0.85%        0.85%      0.85%      0.80%      0.71%       0.71%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.00%        0.99%      1.01%      1.02%      1.03%       0.94%
Ratio of net investment income to average net assets              4.52%        4.59%      4.85%      4.44%      4.64%       4.83%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.37%        4.45%      4.69%      4.22%      4.32%       4.60%
Portfolio turnover                                                  20%          28%         0%        10%         5%          5%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Oregon Insured Fund Class B

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $10.450       $9.910     $9.810    $10.430    $10.310      $9.870

Income (loss) from investment operations:
Net investment income                                             0.390        0.389      0.394      0.381      0.268       0.422
Net realized and unrealized gain (loss) on investments            0.089        0.540      0.100     (0.620)     0.120       0.434
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.479        0.929      0.494     (0.239)     0.388       0.856
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.389)      (0.389)    (0.394)    (0.381)    (0.268)     (0.416)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.389)      (0.389)    (0.394)    (0.381)    (0.268)     (0.416)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $10.540      $10.450     $9.910     $9.810    $10.430     $10.310
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   4.73%        9.57%      5.24%     (2.41%)     3.82%       8.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $8,489       $7,928     $7,484     $7,999     $6,011      $6,461
Ratio of expenses to average net assets                           1.60%        1.60%      1.60%      1.55%      1.46%       1.39%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.75%        1.74%      1.76%      1.77%      1.78%       1.62%
Ratio of net investment income to average net assets              3.77%        3.84%      4.10%      3.69%      3.89%       4.15%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       3.62%        3.70%      3.94%      3.47%      3.57%       3.92%
Portfolio turnover                                                  20%          28%         0%        10%         5%          5%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Oregon Insured Fund Class C

                                                                                     Year                   Eight Months   Year
                                                                                    Ended                      Ended       Ended
                                                                8/31/02(1)   8/31/01    8/31/00    8/31/99   8/31/98(2)  12/31/97(3)
Net asset value, beginning of period                            $10.470       $9.920     $9.820    $10.440    $10.320      $9.880

Income (loss) from investment operations:
Net investment income                                             0.389        0.388      0.394      0.380      0.268       0.411
Net realized and unrealized gain (loss) on investments            0.079        0.550      0.100     (0.620)     0.120       0.431
                                                                -------      -------    -------    -------    -------     -------
Total from investment operations                                  0.468        0.938      0.494     (0.240)     0.388       0.842
                                                                -------      -------    -------    -------    -------     -------

Less dividends and distributions from:
Net investment income                                            (0.388)      (0.388)    (0.394)    (0.380)    (0.268)     (0.402)
                                                                -------      -------    -------    -------    -------     -------
Total dividends and distributions                                (0.388)      (0.388)    (0.394)    (0.380)    (0.268)     (0.402)
                                                                -------      -------    -------    -------    -------     -------

Net asset value, end of period                                  $10.550      $10.470     $9.920     $9.820    $10.440     $10.320
                                                                =======      =======    =======    =======    =======     =======

Total return(4)                                                   4.62%        9.66%      5.24%     (2.41%)     3.81%       8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $3,253       $1,820     $1,609     $1,603       $999        $532
Ratio of expenses to average net assets                           1.60%        1.60%      1.60%      1.55%      1.46%       1.51%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.75%        1.74%      1.76%      1.77%      1.78%       1.74%
Ratio of net investment income to average net assets              3.77%        3.84%      4.10%      3.69%      3.89%       4.03%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       3.62%        3.70%      3.94%      3.47%      3.57%       3.80%
Portfolio turnover                                                  20%          28%         0%        10%         5%          5%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes                                                            August 31, 2002
  to Financial Statements

Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (each a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective state, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective September 1, 2001, each Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all premiums and discount on debt securities. Prior to September 1, 2001, the Funds recognized market discount at disposition, which conformed to the Funds' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in the changes listed below, based on securities held by each Fund on September 1, 2001.

                         Delaware      Delaware            Delaware
                         Tax-Free      Tax-Free            Tax-Free
                          Idaho     Missouri Insured    Oregon Insured
                          Fund          Fund                Fund

   Cost of securities    $13,569      $26,113             $14,553
   Net unrealized
     appreciation
     (depreciation)      (13,569)     (26,113)            (14,553)

   The effect of this change for the year ended August 31, 2002 was as follows:

                         Delaware      Delaware            Delaware
                         Tax-Free      Tax-Free            Tax-Free
                          Idaho     Missouri Insured    Oregon Insured
                          Fund          Fund                Fund

   Net investment
     income               $7,073       $7,895              $4,139
   Net unrealized
     appreciation
     (depreciation)       (7,073)      (7,895)             (4,139)

The statements of changes in net assets and financial highlights for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amounts of these expenses for the year ended August 31, 2002 were as follows.

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
Commission reimbursements                               $1,455                       $1,235                           $820
Earnings credits                                           286                           31                             17

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
On the first $500 million                                 0.55%                        0.50%                          0.50%
On the next $500 million                                  0.50%                       0.475%                         0.475%
On the next $1.5 billion                                  0.45%                        0.45%                          0.45%
In excess of $2.5 billion                                0.425%                       0.425%                         0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
The operating expense limitation
   as a percentage of average daily
   net assets (per annum)                                 0.75%                         N/A                           0.60%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2002, each Fund had receivables from or liabilities payable to affiliates as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
Investment management fee payable to DMC              $(17,219)                    $(12,526)                           $--
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC         (5,246)                      (4,333)                        (2,705)
Other expenses payable to DMC and affiliates            (5,736)                      (4,693)                        (3,131)
Receivable from DMC under
   expense limitation agreement                             --                           --                          9,082

For the year ended August 31, 2002, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
                                                       $33,251                       $6,602                        $10,908

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

Notes
  to Financial Statements (continued)

3. Investments
For the year ended August 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
Purchases                                             $19,945,526                 $13,616,470                      $9,634,493
Sales                                                   6,454,305                   1,454,571                       6,617,883

At August 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
Cost of investments                                   $67,815,765                 $47,712,435                     $33,671,347
                                                      ===========                 ===========                     ===========
Aggregate unrealized appreciation                     $ 3,256,904                 $ 3,945,358                     $ 2,754,596
Aggregate unrealized depreciation                        (725,043)                    (17,482)                             --
                                                      -----------                 -----------                     -----------
Net unrealized appreciation                           $ 2,531,861                 $ 3,927,876                     $ 2,754,596
                                                      ===========                 ===========                     ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free            Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund         Oregon Insured Fund

                                                      Year Ended                  Year Ended                    Year Ended
                                                8/31/02         8/31/01      8/31/02        8/31/01       8/31/02         8/31/01
Tax-exempt income                             $2,688,376      $2,427,046   $2,285,329     $2,273,197    $1,463,407       $1,393,575

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
Shares of beneficial interest                         $68,409,429                 $49,935,741                     $34,741,583
Distributions in excess of tax-exempt income              (11,301)                         --                              --
Capital loss carryforwards                               (903,799)                   (749,011)                       (672,819)
Post-October losses                                      (280,799)                         --                              --
Net unrealized appreciation of investments              2,531,861                   3,927,876                       2,754,596
                                                      -----------                 -----------                     -----------
Net assets                                            $69,745,391                 $53,114,606                     $36,823,360
                                                      ===========                 ===========                     ===========

For federal income tax purposes, the following Funds had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
Year of expiration                                     Idaho Fund             Missouri Insured Fund            Oregon Insured Fund
   2003                                                  $     --                    $ 35,965                        $158,365
   2004                                                        --                     525,264                         218,468
   2006                                                    44,632                          --                              --
   2008                                                        --                     187,782                              --
   2009                                                   692,218                          --                         217,063
   2010                                                   166,949                          --                          78,923
                                                         --------                    --------                        --------
   Total                                                 $903,799                    $749,011                        $672,819
                                                         ========                    ========                        ========

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes
  to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free            Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund         Oregon Insured Fund

                                                      Year Ended                  Year Ended                    Year Ended
                                                8/31/02         8/31/01      8/31/02        8/31/01       8/31/02         8/31/01
Shares sold:
   Class A                                      940,628         777,582      339,265         269,936      273,549          319,126
   Class B                                      254,042         200,150       33,865          65,096      136,072           98,083
   Class C                                      487,362         178,318       58,513          29,659      160,470           54,832

Shares issued upon reinvestment
  of dividends and distributions:
   Class A                                      112,086         108,652       89,875          93,252       58,418           59,542
   Class B                                       29,886          27,799       20,924          23,162       16,296           14,391
   Class C                                       14,866          11,502        3,153           1,188        5,621            2,856
                                              ---------       ---------     --------        --------     --------         --------
                                              1,838,870       1,304,003      545,595         482,293      650,426          548,830
                                              ---------       ---------     --------        --------     --------         --------
Shares repurchased:
   Class A                                     (462,545)       (723,138)    (245,854)       (309,917)    (148,535)        (472,976)
   Class B                                      (73,529)        (91,426)    (100,721)       (157,498)    (105,017)        (109,394)
   Class C                                      (71,616)        (89,309)      (5,294)         (5,725)     (31,622)         (45,956)
                                              ---------       ---------     --------        --------     --------         --------
                                               (607,690)       (903,873)    (351,869)       (473,140)    (285,174)        (628,326)
                                              ---------       ---------     --------        --------     --------         --------
Net increase (decrease)                       1,231,180         400,130      193,726           9,153      365,252          (79,496)
                                              =========       =========     ========        ========     ========         ========

6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2002 or at any time during the year.

7. Credit And Market Risk
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2002, each Fund designates distributions paid during the year as follows:

                                                    Delaware Tax-Free           Delaware Tax-Free               Delaware Tax-Free
                                                      Idaho Fund              Missouri Insured Fund            Oregon Insured Fund
(A) Long-Term Capital Gains Distributions
    (Tax Basis)                                            --                            --                             --
(B) Ordinary Income Distributions (Tax Basis)              --                            --                             --
(C) Tax-Exempt Distributions (Tax Basis)                 100%                          100%                           100%
                                                         ----                          ----                           ----
   Total Distributions (Tax Basis)                       100%                          100%                           100%
                                                         ====                          ====                           ====

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees

Voyageur Mutual Funds -- Delaware Tax-Free Idaho Fund

Voyageur Investment Trust -- Delaware Tax-Free
                             Missouri Insured Fund

Voyageur Investment Trust -- Delaware Tax-Free
                             Oregon Insured Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (the "Funds") as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 4, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                              Principal         Number of             Other
         Name,                   Position(s)                                Occupation(s)   Portfolios in Fund    Directorships
       Address                    Held with          Length of Time             During       Complex Overseen        Held by
    and Birthdate                  Fund(s)               Served              Past 5 Years       by Trustee           Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1()(5)   Chairman              2 Years          Since January 1, 2000,        89             None
    2005 Market Street          and Trustee                            Mr. Haldeman has served in
     Philadelphia, PA                                               various capacities at different
           19103                                                     times at Delaware Investments(2)

     October 29, 1948                                                   President/Chief Operating
                                                                              Officer/Director -
                                                                           United Asset Management
                                                                        (January 1998 - January 2000)

                                                                              Partner/Director -
                                                                            Cooke and Bieler, Inc.
                                                                            (Investment Management)
                                                                          (June 1974 - January 1998)

    David K. Downes(3)           President,            9 Years -             Mr. Downes has            107    Director/President -
    2005 Market Street         Chief Executive    Executive Officer         served in various                   Lincoln National
     Philadelphia, PA             Officer,                                executive capacities               Convertible Securities
           19103               Chief Financial    3 Years - Trustee        at different times                      Fund, Inc.
                             Officer and Trustee                        at Delaware Investments
      January 8, 1940                                                                                         Director/President -
                                                                                                                   Lincoln National
                                                                                                                  Income Fund, Inc.
Independent Trustees

     Walter P. Babich              Trustee             14 Years           Board Chairman -             107            None
   460 North Gulph Road                                              Citadel Constructors, Inc.
   King of Prussia, PA                                                    (1989 - Present)
           19406

      October 1, 1927

      John H. Durham               Trustee           23 Years(4)          Private Investor             107          Trustee -
       P.O. Box 819                                                                                             Abington Memorial
    Gwynedd Valley, PA                                                                                         Hospital Foundation
           19437
                                                                                                              President/Director -
      August 7, 1937                                                                                            22 WR Corporation

      John A. Fry(5)               Trustee              1 Year               President -               89         Director -
       P.O. Box 3003                                                Franklin & Marshall College                Sovereign Bancorp
      Lancaster, PA                                                    (June 2002 - Present)
           17604                                                                                                  Director -
                                                                     Executive Vice President -                 Sovereign Bank
                                                                     University of Pennsylvania
       May 28, 1960                                                   (April 1995 - June 2002)


                                                                      Principal            Number of             Other
         Name,             Position(s)                              Occupation(s)      Portfolios in Fund    Directorships
       Address              Held with        Length of Time             During          Complex Overseen        Held by
    and Birthdate            Fund(s)             Served              Past 5 Years      by Trustee/Officer   Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Anthony D. Knerr          Trustee            12 Years        Founder/Managing Director -       107              None
   500 Fifth Avenue                                             Anthony Knerr & Associates
     New York, NY                                                 (Strategic Consulting)
         10110                                                       (1990 - Present)

   December 7, 1938

     Ann R. Leven            Trustee            13 Years      Treasurer/Chief Fiscal Officer -    107           Director -
    785 Park Avenue                                              National Gallery of Art                    Recoton Corporation
     New York, NY                                                     (1994 - 1999)
         10021                                                                                                  Director -
                                                                                                              Systemax, Inc.
   November 1, 1940
                                                                                                              Director - Andy
                                                                                                             Warhol Foundation

   Thomas F. Madison         Trustee            8 Years              President/Chief              107       Director - Valmont
200 South Fifth Street                                             Executive Officer -                       Industries, Inc.
      Suite 2100                                                   MLM Partners, Inc.
   Minneapolis, MN                                              (Small Business Investing                     Director - ACI
         55402                                                       and Consulting)                         Telecentrics Inc.
                                                                (January 1993 - Present)
   February 25, 1936                                                                                        Director - Digital
                                                                                                                River Inc.

                                                                                                             Director - Rimage
                                                                                                                Corporation

   Janet L. Yeomans          Trustee            3 Years        Vice President Treasurer -         107              None
  Building 220-13W-37                                                3M Corporation
     St. Paul, MN                                                 (July 1995 - Present)
         55144
                                                                  Ms. Yeomans has held
     July 31, 1948                                                 various management
                                                               positions at 3M Corporation
                                                                       since 1983.

Officers

   William E. Dodge      Executive Vice         2 Years       Executive Vice President and        107              None
  2005 Market Street      President and                        Chief Investment Officer -
   Philadelphia, PA     Chief Investment                           Equity of Delaware
         19103          Officer - Equity                    Investment Advisers, a series of
                                                                   Delaware Management
     June 29, 1949                                                   Business Trust
                                                                 (April 1999 - Present)

                                                                   President, Director
                                                                    of Marketing and
                                                               Senior Portfolio Manager -
                                                               Marvin & Palmer Associates
                                                                 (Investment Management)
                                                               (August 1996 - April 1999)

                                                                          Principal               Number of             Other
         Name,                Position(s)                               Occupation(s)         Portfolios in Fund    Directorships
       Address                 Held with         Length of Time             During             Complex Overseen        Held by
    and Birthdate               Fund(s)              Served              Past 5 Years              by Officer          Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

 Jude T. Driscoll(6)          Executive Vice         1 Year      Executive Vice President and         107               None
  2005 Market Street           President and                        Head of Fixed-Income of
   Philadelphia, PA               Head of                        Delaware Investment Advisers,
         19103                 Fixed-Income                          a series of Delaware
                                                                   Management Business Trust
    March 10, 1963                                                  (August 2000 - Present)

                                                                   Senior Vice President and
                                                               Director of Fixed-Income Process -
                                                                  Conseco Capital Management
                                                                   (June 1998 - August 2000)

                                                                      Managing Director -
                                                                  NationsBanc Capital Markets
                                                                  (February 1996 - June 1998)


  Richard J. Flannery    Executive Vice President,   4 Years      Mr. Flannery has served in         107               None
  2005 Market Street        General Counsel and                  various executive capacities
   Philadelphia, PA    Chief Administrative Officer                  at different times at
         19103                                                       Delaware Investments.

  September 30, 1957

  Richelle S. Maestro      Senior Vice President,    3 Years       Ms. Maestro has served in         107               None
  2005 Market Street       Deputy General Counsel                various executive capacities
   Philadelphia, PA             and Secretary                        at different times at
         19103                                                       Delaware Investments.

   November 26, 1957

   Michael P. Bishof       Senior Vice President     6 Years       Mr. Bishof has served in          107               None
  2005 Market Street           and Treasurer                     various executive capacities
   Philadelphia, PA                                                  at different times at
         19103                                                       Delaware Investments.

    August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                       Affiliated Officers                        Contact Information
Walter P. Babich                        William E. Dodge                           Investment Manager
Board Chairman                          Executive Vice President and               Delaware Management Company
Citadel Constructors, Inc.              Chief Investment Officer, Equity           Philadelphia, PA
King of Prussia, PA                     Delaware Investments Family of Funds
                                        Philadelphia, PA                           International Affiliate
David K. Downes                                                                    Delaware International Advisers Ltd.
President and Chief Executive Officer   Jude T. Driscoll                           London, England
Delaware Investments Family of Funds    Executive Vice President and
Philadelphia, PA                        Head of Fixed Income                       National Distributor
                                        Delaware Investments Family of Funds       Delaware Distributors, L.P.
John H. Durham                          Philadelphia, PA                           Philadelphia, PA
Private Investor
Gwynedd Valley, PA                      Richard J. Flannery                        Shareholder Servicing, Dividend
                                        President and Chief Executive Officer      Disbursing and Transfer Agent
Anthony D. Knerr                        Delaware Distributors, L.P.                Delaware Service Company, Inc.
Consultant                              Philadelphia, PA                           2005 Market Street
Anthony Knerr & Associates                                                         Philadelphia, PA 19103-7094
New York, NY                            Richelle S. Maestro
                                        Senior Vice President, Deputy General      For Shareholders
Ann R. Leven                            Counsel and Secretary                      800 523-1918
Former Treasurer/Chief Fiscal Officer   Delaware Investments Family of Funds
National Gallery of Art                 Philadelphia, PA                           For Securities Dealers and Financial
Washington, DC                                                                     Institutions Representatives Only
                                        Michael P. Bishof                          800 362-7500
Thomas F. Madison                       Senior Vice President and Treasurer
President and Chief Executive Officer   Delaware Investments Family of Funds       Web site
MLM Partners, Inc.                      Philadelphia, PA                           www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6716)                                                        Printed in the USA
AR-CORN [9/02] IVES 10/02                                                  J8668